Exhibit 99.1

            ELECTROGLAS ANNOUNCES SECOND QUARTER FISCAL 2006 RESULTS

    SAN JOSE, Calif., Dec. 22 /PRNewswire-FirstCall/ -- Electroglas, Inc. (Nasdaq: EGLS), a leading supplier of wafer probing and test handling solutions for the semiconductor industry, today reported its operating results for the second fiscal quarter 2006 ended December 3, 2005.

    (Logo:  http://www.newscom.com/cgi-bin/prnh/20050915/SFTH008LOGO )

    Revenue for the second quarter was $9.9 million. Net loss on a GAAP (Generally Accepted Accounting Principles) basis was $5.3 million, or $0.24 per share. At December 3, 2005, the Company had cash and investments of $37.5 million, or approximately $1.71 per share.

    "Electroglas' revenue was within our guidance range," said Keith Barnes, Electroglas Chairman and CEO. "Positive momentum is building for our products and there are signs of improvement in the next few quarters."

    Third Fiscal Quarter 2006 Business Outlook
    Electroglas expects revenue for the third fiscal quarter of 2006 to be in the $10.5 - $12.0 million range and improving through the year as the Company's new products are adopted by new and existing customers.

    Investor Conference Call Details
    Electroglas' management plans to hold a teleconference on its second fiscal quarter results, along with its outlook for the third fiscal quarter 2006, today beginning at 2:00 p.m. PT, 5:00 p.m. ET. Interested parties who wish to attend the teleconference may call 800-895-1715 (United States); 785-424-1059 (International), Conference ID is EGLS, and are asked to do so approximately 10 minutes before the teleconference is scheduled to begin. No reservations are required. The teleconference will be available via webcast from the Company's website at www.electroglas.com.

    About Electroglas
    Electroglas is a supplier of innovative probers, prober-based test handlers, test floor management software and services that improve the overall effectiveness of semiconductor manufacturers' wafer and device testing. Headquartered in San Jose, California, the Company has been a leading equipment supplier to the semiconductor industry for over four decades, and has shipped more than 15,000 systems worldwide. Electroglas' stock trades on the Nasdaq National Market under the symbol "EGLS." More information about the Company and its products is available at www.electroglas.com.

    Safe Harbor Statement
    This news release contains forward-looking statements including statements relating to the current business condition in the semiconductor industry including orders and revenue; Electroglas' business outlook; and expectations regarding revenue in the third fiscal quarter of 2006. These forward-looking statements involve risks and uncertainties including, but not limited to, the risk of adverse changes in global and domestic economic conditions, a prolonged downturn in the semiconductor and electronics industries, a downturn or decrease in customer utilization rates, unforeseen technical difficulties related to the development and manufacture of Electroglas' products, and a failure of its new products to achieve broad market acceptance as a result of competing technologies. Electroglas assumes no obligation to update this information. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Electroglas' business in general, see the risk disclosures in Electroglas' SEC filings, including its most recent Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Reports on Form 10-Q filed from time to time with the SEC.

                                ELECTROGLAS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per-share amounts)
                                   (unaudited)

                                           Three months ended               Six months ended
                                      ----------------------------    ----------------------------
                                       December 3,    November 27,     December 3,    November 27,
                                          2005            2004             2005           2004
                                      ------------    ------------    ------------    ------------
Net sales                             $      9,879    $     13,074    $     19,564    $     32,390
Cost of sales                                8,070           8,762          15,626          20,174
                                      ------------    ------------    ------------    ------------
Gross profit                                 1,809           4,312           3,938          12,216
Operating expenses:
  Engineering, research and
   development                               2,735           3,902           5,928           8,290
  Sales, general and administrative          3,522           3,897           6,947           8,235
  Restructuring and impairment
   charges                                     328           1,014             328           1,016
                                      ------------    ------------    ------------    ------------
     Total operating expenses                6,585           8,813          13,203          17,541
                                      ------------    ------------    ------------    ------------
Operating loss                              (4,776)         (4,501)         (9,265)         (5,325)
Interest income (expense), net                (270)           (497)           (431)         (1,038)
Gain on settlement of long term
  payable                                       --              --              --           8,273
Other income (expense), net                   (248)             24            (146)            (66)
                                      ------------    ------------    ------------    ------------
Income (loss) before income taxes           (5,294)         (4,974)         (9,842)          1,844
Provision (benefit) for income
 taxes                                           6              (6)           (635)             16
                                      ------------    ------------    ------------    ------------
Net income (loss)                     $     (5,300)   $     (4,968)   $     (9,207)   $      1,828
                                      ============    ============    ============    ============
Basic net income (loss) per share     $      (0.24)   $      (0.23)   $      (0.42)   $       0.08
                                      ============    ============    ============    ============
Diluted net income  (loss) per
 share                                $      (0.24)   $      (0.23)   $      (0.42)   $       0.08
                                      ============    ============    ============    ============
Shares used in basic calculations           21,864          21,589          21,827          21,557
                                      ============    ============    ============    ============
Shares used in diluted calculations         21,864          21,589          21,827          21,861
                                      ============    ============    ============    ============

    Reconciliation of GAAP to Non-GAAP Financial Measures Financial
Information

    In addition to disclosing results that are determined in accordance with Generally Accepted Accounting Principles (GAAP), Electroglas also discloses non-GAAP results of operations that exclude certain unusual charges, gains, or benefits. Electroglas reports non-GAAP results in order to better assess and reflect operating performance. These results are provided as a complement to results provided in accordance with GAAP. Management believes the non-GAAP measure helps indicate underlying trends in Electroglas' business, and management uses non-GAAP measures to establish operational goals. Non-GAAP information is not determined using GAAP and should not be considered superior to or as a substitute for GAAP measures or data prepared in accordance with GAAP.

    The following is a reconciliation of Generally Accepted Accounting Principles (GAAP) income (loss) to non-GAAP net loss (unaudited):

                                           Three months ended               Six months ended
                                      ----------------------------    ----------------------------
                                       December 3,    November 27,     December 3,    November 27,
                                          2005            2004             2005           2004
                                      ------------    ------------    ------------    ------------
GAAP income (loss) before
 income taxes                         $     (5,294)   $     (4,974)         (9,842)          1,844
Non-GAAP adjustments:
  Restructuring and impairment
   charges                                     328           1,014             328           1,016
  Gain on settlement of long
   term payable                                 --              --              --          (8,273)
                                      ------------    ------------    ------------    ------------
Non-GAAP loss before income taxes     $     (4,966)   $     (3,960)   $     (9,514)   $     (5,413)
Income tax provision (benefit)                   6              (6)           (635)             16
                                      ------------    ------------    ------------    ------------
Non-GAAP net loss                     $     (4,972)   $     (3,954)   $     (8,879)   $     (5,429)
                                      ============    ============    ============    ============
Non-GAAP net loss per share, basic
 and diluted                          $      (0.23)   $      (0.18)   $      (0.41)   $      (0.25)
                                      ============    ============    ============    ============

                                ELECTROGLAS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands, unaudited)

                                                 December 3,      May 31,
                                                    2005           2005
                                                ------------   ------------
ASSETS
Current assets:
  Cash and short term investments               $     31,525   $     46,929
  Accounts receivable, net                             7,685          5,670
  Inventories                                         14,296         16,983
  Prepaid expenses and other current assets            2,214          3,034
                                                ------------   ------------
    Total current assets                              55,720         72,616
Long term investments                                  5,959            977
Property, plant and equipment, net                     5,802          6,136
Other assets                                           3,285          3,540
                                                ------------   ------------
    Total assets                                $     70,766   $     83,269
                                                ============   ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                              $      5,775   $      7,163
  Accrued liabilities                                  7,586         11,067
  Deferred revenue                                     1,015             --
                                                ------------   ------------
    Total current liabilities                         14,376         18,230
Convertible subordinated notes                        31,482         31,145
Non-current liabilities                                1,515          1,462
Stockholders' equity                                  23,393         32,432
                                                ------------   ------------
    Total liabilities and stockholders'
     equity                                     $     70,766   $     83,269
                                                ============   ============

SOURCE  Electroglas, Inc.
    -0-                             12/22/2005
    /CONTACT: Candi Lattyak, Investor Relations of Electroglas, Inc., +1-408-528-3801, or clattyak@electroglas.com/
    /Photo:   http://www.newscom.com/cgi-bin/prnh/20050915/SFTH008LOGO
              AP Archive:  http://photoarchive.ap.org
              PRN Photo Desk, photodesk@prnewswire.com/
    /Web site:  http://www.electroglas.com /
    (EGLS)